       =================================================================

                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                    GENERAL CHEMICAL INDUSTRIAL PRODUCTS INC.

                         and certain of its Subsidiaries

                                   in favor of

                            THE CHASE MANHATTAN BANK,

                               as Collateral Agent

                           Dated as of April 30, 1999

       =================================================================

                                TABLE OF CONTENTS

                                                                           Page
         SECTION 1.  DEFINED TERMS............................................2
                  1.1  Definitions............................................2
                  1.2  Other Definitional Provisions..........................8

         SECTION 2.  GUARANTEE................................................9
                  2.1  Guarantee..............................................9
                  2.2  Right of Contribution.................................10
                  2.3  No Subrogation........................................11
                  2.4  Amendments, etc. with respect to Obligations..........11
                  2.5  Guarantee Absolute and Unconditional..................12
                  2.6  Reinstatement.........................................13
                  2.7  Payments..............................................13

         SECTION 3.  GRANTS OF SECURITY INTERESTS............................13
                  3.1  Grant by Parent.......................................13
                  3.2  Grant by Other Grantors...............................13

         SECTION 4.  REPRESENTATIONS AND WARRANTIES..........................14
                  4.1  Title; No Other Liens.................................14
                  4.2  Perfected First Priority Liens........................15
                  4.3  Chief Executive Office................................15
                  4.4  Inventory and Equipment...............................15
                  4.5  Farm Products.........................................15
                  4.6  Investment Property...................................15
                  4.7  Receivables...........................................16
                  4.8  Contracts.............................................16
                  4.9  Intellectual Property.................................17
                  4.10  Vehicles.............................................17

         SECTION 5.  COVENANTS...............................................17
                  5.1  Delivery of Instruments, Certificated
                       Securities and Chattel Paper..........................18
                  5.2  Maintenance of Insurance..............................18
                  5.3  Payment of Obligations................................18
                  5.4  Maintenance of Perfected Security Interest;
                       Further Documentation.................................19
                  5.5  Changes in Locations, Name, etc.......................19
                  5.6  Notices...............................................20
                  5.7  Investment Property...................................20
                  5.8  Receivables...........................................21
                  5.9  Contracts.............................................21

                                                                            Page
                  5.10  Intellectual Property................................21

         SECTION 6.  REMEDIAL PROVISIONS.....................................22
                  6.1  Certain Matters Relating to Receivables...............22
                  6.2  Communications with Obligors; Grantors Remain Liable..23
                  6.3  Pledged Stock.........................................24
                  6.4  Proceeds to be Turned Over To Collateral Agent........25
                  6.5  Application of Proceeds...............................25
                  6.6  Code and Other Remedies...............................25
                  6.7  Private Sales.........................................26
                  6.8  Waiver; Deficiency....................................27

         SECTION 7.  THE COLLATERAL AGENT....................................27
                  7.1  Collateral Agent's Appointment as Attorney-in-Fact,
                       etc...................................................27
                  7.2  Duty of Collateral Agent..............................29
                  7.3  Execution of Financing Statements.....................29
                  7.4  Authority of Collateral Agent.........................29

         SECTION 8.  MISCELLANEOUS...........................................30
                  8.1  Amendments in Writing.................................30
                  8.2  Notices...............................................30
                  8.3  No Waiver by Course of Conduct; Cumulative Remedies...30
                  8.4  Enforcement Expenses; Indemnification.................30
                  8.5  Successors and Assigns................................31
                  8.6  Set-Off...............................................31
                  8.7  Counterparts..........................................31
                  8.8  Severability..........................................31
                  8.9  Section Headings......................................32
                  8.10  Integration..........................................32
                  8.11  GOVERNING LAW........................................32
                  8.12  Submission To Jurisdiction; Waivers..................32
                  8.13  Acknowledgements.....................................33
                  8.14  Additional Grantors..................................33
                  8.15  Releases.............................................33
                  8.16  WAIVER OF JURY TRIAL.................................34
                  8.17  Conversion of Currencies.............................34

SCHEDULES

Schedule 1 Notice Addresses
Schedule 2 Investment Property
Schedule 3 Perfection Matters
Schedule 4 Jurisdictions of Organization and Chief Executive Offices
Schedule 5 Inventory and Equipment Locations
Schedule 6 Intellectual Property
Schedule 7 Locations of Records Concerning Receivables
Schedule 8 Locations of Records Concerning Contracts

                       GUARANTEE AND COLLATERAL AGREEMENT

                  GUARANTEE AND COLLATERAL AGREEMENT, dated as of April 30, 1999, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors") in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (in such capacity, the "Collateral Agent") for the Administrative Agent (for the benefit of the Revolving Credit Lenders) and the Canadian Administrative Agent (for the benefit of the Canadian Revolving Credit Lenders), for the ratable benefit of the Lenders under the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, dated as of April 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among General Chemical Industrial Products Inc. (the "Company"), General Chemical Canada Ltd. (the "Canadian Borrower"), the banks and other financial institutions from time to time parties thereto (the "Lenders"), The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Revolving Credit Lenders (as defined therein), and The Chase Manhattan Bank of Canada, as Canadian Administrative Agent (in such capacity, the "Canadian Administrative Agent") for the Canadian Revolving Credit Lenders (as defined therein), the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrowers are members of an affiliated group of companies that includes each other Grantor;

                  WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

                  WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Lenders;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Canadian Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the

Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                            SECTION 1. DEFINED TERMS

                  1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory; provided that such terms shall not include any assets or property now owned or at any time hereinafter acquired by Soda Ash Partners, including assets and property acquired by any Grantor acting solely as an agent or the Managing Partner of Soda Ash Partners pursuant to the Soda Ash Partnership Agreement.

                  (b) The following terms shall have the following meanings:

                  "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Canadian Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans made to the Canadian Borrower and reimbursement obligations in respect of Letters of Credit issued under the Canadian Revolving Credit Commitments and all other obligations and liabilities of the Canadian Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of such Loans, the Acceptance Reimbursement Obligations and such reimbursement obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Canadian Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent, the Canadian Administrative Agent or any Lender (or, in the case of any Lender Hedge Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Lender Hedge Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Canadian Administrative Agent or to any Lender that are required to be paid by the Candian Borrower pursuant to the terms of any of the foregoing agreements).

                  "Certificated Security": the collective reference to (i) any "certificated security" as defined in Section 8-102 of the New York UCC and (ii) all limited liability company certificates, partnership interest certificates and certificated options therefor that may be issued or granted by any Issuer.

                  "Collateral":  as defined in Section 3.2.

                  "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

                  "Company Obligations": the collective reference to the unpaid principal of and interest on the Loans made to the Company and reimbursement obligations in respect of Letters of Credit under the Revolving Credit Commitments and all other obligations and liabilities of the Company (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of such Loans and reimbursement obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent, the Canadian Administrative Agent or any Lender (or, in the case of any Lender Hedge Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Lender Hedge Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Canadian Administrative Agent or to any Lender that are required to be paid by the Company pursuant to the terms of any of the foregoing agreements).

                  "Contracts": with respect to any Grantor, each Spin-Off Document to which it is a party and all other contracts and agreements to which it is a party (except for the contracts and agreements listed in Schedule 7), as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, except that Contracts shall not include any contracts or agreements entered into by any Grantor acting solely as an agent or the Managing Partner of Soda Ash Partners pursuant to the Soda Ash Partnership Agreement.

                  "Copyrights": with respect to any Grantor, all of such Grantor's right, title and interest in and to (i) all copyrights arising under the laws of the United States or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                  "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution, except that Deposit Account shall not include any Deposit Account as defined in the Uniform Commercial Code of any applicable jurisdiction that is maintained by
         (i) Soda Ash Partners or (ii) any Grantor, to the extent that such Deposit Account contains assets or property of Soda Ash Partners being held in such Deposit Account by such Grantor acting solely as an agent or the Managing Partner of Soda Ash Partners pursuant to the Soda Ash Partnership Agreement.

                  "Excluded Equity Interests": Equity Interests, together with any shares, stock certificates, options or rights of any nature whatsoever in respect of any Equity Interests, that represent (i) more than 65% of the total outstanding Voting Stock of any Foreign Subsidiary or Foreign Subsidiary Holding Company that is not an Excluded Issuer or (ii) any Voting Stock of an Excluded Issuer.

                  "Excluded Issuer": any Subsidiary of the Company that is a direct or indirect Subsidiary of a Foreign Subsidiary, a Foreign Subsidiary Holding Company or Soda Ash Partners.

                  "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

                  "Foreign Subsidiary Holding Company": any Domestic Subsidiary that has no material assets other than the Capital Stock or other securities of one or more Foreign Subsidiaries or other Foreign Subsidiary Holding Companies, and other assets relating solely to an ownership interest in such Capital Stock or other securities.

                  "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary or any Foreign Subsidiary Holding Company.

                  "General Intangibles": all "general intangibles" as such term is defined in Section 9-106 of the New York UCC (other than (a) any Excluded Equity Interests and (b) any such "general intangibles" of Soda Ash Partners or any Grantor acting solely as an agent or the Managing Partner of Soda Ash Partners pursuant to the Soda Ash Partnership

         Agreement), and in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

                  "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Canadian Administrative Agent or to any Lender that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                  "Guarantors": the collective reference to (i) each Grantor other than the Borrowers and (ii) with respect to the Canadian Borrower Obligations, the Company.

                  "Intellectual Property": with respect to any Grantor, the collective reference to such Grantor's Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trademarks and Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Intercompany Note": any promissory note evidencing loans made by any Grantor to the Company or any of its Subsidiaries.

                  "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-115 of the New York UCC (other than any such

         "investment property" consisting of, or in respect of, any Excluded Equity Interests) and (ii) whether or not constituting "investment property" as so defined, all Pledged Interests, all Pledged Notes and all Pledged Stock.

                  "Issuers": the collective reference to each issuer of any Investment Property; provided that in no event shall "Issuers" include any Excluded Issuers.

                  "Lender Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements entered into by a Borrower with any Lender (or any Affiliate of any Lender) providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Obligations": (i) in the case of the Company, the Company Obligations, (ii) in the case of the Canadian Borrower, the Canadian Borrower Obligations, and (iii) in the case of each Guarantor, its Guarantor Obligations (including its guarantee of the Canadian Borrower Obligations pursuant to this Agreement).

                  "Parent":  New Hampshire Oak, Inc., a Delaware corporation.

                  "Parent Pledged Collateral":  as defined in Section 3.1.

                  "Parent Pledged Stock": the shares of Capital Stock listed on
         Schedule 2 opposite the name "General Chemical Industrial Products Inc." under the column headed "Issuer", together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of the Company that may be issued or granted to, or held by, the Parent while this Agreement is in effect.

                  "Patents": (a) with respect to any Grantor, all of such Grantor's right, title and interest in and to (i) all letters patent of the United States or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in
         Schedule 6, and (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (b) all rights to obtain any reissues or extensions of the foregoing.

                  "Patent License": with respect to any Grantor, all of such Grantor's right, title and interest in, to and under all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

                  "Pledged Interests":  the collective reference to:

                  (i) all right, title and interest, now existing or hereafter acquired, of each Grantor in any limited liability company or partnership but not any of its obligations from time to time as a member or partner therein, including rights under any agreement creating or organizing any limited liability company or partnership;

                  (ii) any and all moneys due and to become due to each Grantor now or in the future or by way of a distribution made to such Grantor in its capacity as a member or partner of or the owner of any limited liability company or partnership interest in any limited liability company or partnership or otherwise in respect of such Grantor's interest as member of any limited liability company or partner in any partnership or the owner of any limited liability company or partnership interest;

                  (iii) any other property of any limited liability company or partnership to which any Grantor now or in the future may be entitled in its capacity as a member or partner of or the owner of any limited liability company or partnership interest in any such limited liability company or partnership by way of distribution, return of capital or otherwise; and

                  (iv) any other claim which each Grantor now has or may have in the future in its capacity as a member or partner of or the owner of any limited liability company or partnership interest against any such limited liability company or partnership interest or its property;

         provided that in no event shall "Pledged Interests" include any Excluded Equity Interests.

                  "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes in a principal amount in excess of $50,000 issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                  "Pledged Stock": the shares of Capital Stock listed on
         Schedule 2 and all other shares of Capital Stock issued by any Issuer, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Issuer that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall "Pledged Stock" include any Excluded Equity Interests.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                  "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account), except that Receivables shall not include any such rights of Soda Ash Partners or any Grantor acting solely as an agent or the Managing Partner of Soda Ash Partners pursuant to the Soda Ash Partnership Agreement.

                  "Securities Act":  the Securities Act of 1933, as amended.

                  "Trademarks": with respect to any Grantor, all of such Grantor's right, title and interest in and to (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, and all common- law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

                  "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

                  "Trade Secrets": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto.

                  "Uncertificated Security": as defined in Section 8-102 of the New York UCC.

                  "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event including, without limitation, all tires and other appurtenances to any of the foregoing.

                  1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

                  2.1 Guarantee. (a) (i) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the benefit of the Administrative Agent (for the ratable benefit of the Revolving Credit Lenders and their respective successors, indorsees, transferees and assigns), the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Company Obligations; provided that, notwithstanding any other provision to the contrary herein and notwithstanding the aggregate amount of the Company Obligations at any time or from time to time payable or to be payable by the Company to any Agent or any Lender, the liability of the Parent at any time to the Agents and the Lenders hereunder shall be limited to the amount of proceeds received by the Agents and the Lenders in respect of any sale of the Parent Pledged Stock pursuant hereto and to the other Loan Documents in accordance with applicable law.

                  (ii) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the benefit of the Canadian Administrative Agent (for the ratable benefit of the Canadian Revolving Credit Lenders and their respective successors, indorsees, transferees and assigns), the prompt and complete payment and performance by the Canadian Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Borrower Obligations; provided that, notwithstanding any other provision to the contrary herein and notwithstanding the aggregate amount of the Canadian Borrower Obligations at any time or from time to time payable or to be payable by the Canadian Borrower to any Agent or any Lender, the liability of the Parent at any time to the Agents and the Lenders hereunder shall be limited to the amount of proceeds received by the Agents and the Lenders in respect of any sale of the Parent Pledged Stock pursuant hereto and to the other Loan Documents in accordance with applicable law.

                  (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor or, as the case may be, by the the Company under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

                  (c) Each Guarantor agrees that the Company Obligations and the Canadian Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender hereunder.

                  (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Company Obligations, all the Canadian Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Company Obligations and/or the Canadian Borrower may be free from any Canadian Borrower Obligations.

                 (e) No payment made by the Company, the Canadian Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender from the Company, the Canadian Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Company Obligations or the Canadian Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Company Obligations or the Canadian Borrower Obligations, as the case may be, or any payment received or collected from such Guarantor in respect of the Company Obligations or the Canadian Borrower Obligations, as the case may be), remain liable for the Company Obligations and the Canadian Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Company Obligations and the Canadian Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

                  (f) Without limitation of the foregoing, the Company, as a Guarantor hereunder, unconditionally and irrevocably guarantees to the Collateral Agent, for the benefit of the Canadian Administrative Agent (for the ratable benefit of the Canadian Revolving Credit Lenders and their respective successors, indorsees, transferees and assigns), the prompt and complete payment and performance by the Canadian Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Borrower Obligations.

                  2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

                  2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender against the Company, the Canadian Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender for the payment of the Company Obligations or the Canadian Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company, the Canadian Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders by the Company and the Canadian Borrower are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Company Obligations or all of the Canadian Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against such Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

                  2.4 Amendments, etc. with respect to Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Company Obligations or the Canadian Borrower Obligations made by the Administrative Agent, the Canadian Administrative Agent or any Lender may be rescinded by the Administrative Agent, the Canadian Administrative Agent or such Lender and any of such Obligations continued, and such Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Canadian Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent and the Canadian Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender for the payment of such Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Company Obligations, for the Canadian Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

                  2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and the Canadian Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender upon the guarantee contained in this
Section 2 or acceptance of the guarantee contained in this Section 2; the Company Obligations, the Canadian Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between each of the Company and the Canadian Borrower and any of the Guarantors, on the one hand, and each of the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company, the Canadian Borrower or any of the Guarantors with respect to the Company Obligations and the Canadian Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Company Obligations, any of the Canadian Borrower Obligations, or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, the Canadian Borrower or any other Person against the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender, or
(c) any other circumstance whatsoever (other than indefeasible payment in full in cash of the Company Obligations or the Canadian Borrower Obligations, as the case may be) (with or without notice to or knowledge of the Company, the Canadian Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Company Obligations, of the Canadian Borrower for the Canadian Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, the Canadian Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Company Obligations or for the Canadian Borrower Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, the Canadian Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, the Canadian Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Company Obligations or Canadian Borrower Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, the Canadian Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company, the Canadian Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars at the office of the Collateral Agent located at 270 Park Avenue, New York, New York 10017.

                     SECTION 3. GRANTS OF SECURITY INTERESTS

                  3.1 Grant by Parent. The Parent hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, on behalf of the Administrative Agent and the Canadian Administrative Agent for the ratable benefit of the Lenders, a security interest in all of the Parent Pledged Stock now owned or at any time hereafter acquired by the Parent or in which the Parent now has or at any time in the future may acquire any right, title or interest (collectively, the "Parent Pledged Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Parent's Obligations.

                  3.2 Grant by Other Grantors. Each Grantor (other than the Parent) hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, on behalf of the Administrative Agent and the Canadian Administrative Agent for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, together with the Parent Pledged Collateral, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

                   (a) all Accounts;

                   (b) all Chattel Paper;

                   (c) all Contracts;

                   (d) all Deposit Accounts;

                   (e) all Documents;

                   (f) all Equipment;

                   (g) all General Intangibles;

                   (h) all Instruments;

                   (i) all Intellectual Property;

                   (j) all Inventory;

                   (k) all Investment Property;

                   (l) all other property not otherwise described above;

                   (m) all books and records pertaining to the Collateral; and

                   (n) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing

         ; provided that in no event shall the Collateral include any Excluded Equity Interests.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent, the Canadian Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and each Lender that:

                  4.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent, on behalf of the Administrative Agent and the Canadian Administrative Agent for the ratable benefit of the Lenders, pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, on behalf of the Administrative Agent and the Canadian Administrative Agent for the ratable benefit of the Lenders, pursuant to this Agreement or with respect to Liens permitted by the Credit Agreement.

                  4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent, on behalf of the Administrative Agent and the Canadian Administrative Agent for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

                  4.3 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

                  4.4 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on
Schedule 5.

                  4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute (in the case of the Parent Pledged Stock, as of the date of this Agreement) all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

                  (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                  (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement or Liens permitted by the Credit Agreement.

                  4.7 Receivables. (a) The places where such Grantor keeps its records concerning such Grantor's Receivables constituting Collateral are listed on Schedule 8 or such other location or locations of which such Grantor shall have provided prior written notice to the Collateral Agent pursuant to Section
5.5 hereof.

                  (b) Except in the case of Receivables in an amount not in excess of $50,000 in the aggregate at any time outstanding and any other Receivables with respect to which the applicable Grantor has complied with the Federal Assignment of Claims Act, none of the obligors on any Receivables is a Governmental Authority.

                  (c) The amount represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP.

                  4.8 Contracts. (a) No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement, except (in the case of Contracts other than the Spin-Off Documents) where the failure to obtain any such consents, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (b) Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, except (in the case of Contracts other than the Spin-Off Documents) where the failure of any Contracts, individually or in the aggregate, to be in full force and effect or constitute valid and legally enforceable obligations of the parties thereto could not reasonably be expected to have a Material Adverse Effect.

                  (c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, or where the failure to have obtained such consent or authorization or to make such filing or take such action, could not reasonably be expected to have a Material Adverse Effect.

                  (d) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (e) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (f) The places where such Grantor keeps its records concerning such Grantor's Contracts are listed on Schedule 9 or such other location or locations of which such Grantor shall have provided prior written notice to the Collateral Agent pursuant to Section 5.5 hereof.

                  4.9 Intellectual Property. (a) Schedule 6 lists all material United States Patents and Trademarks registered, or pending registration, in the United States Patent and Trademark Office and owned by such Grantor in its own name on the date hereof, and all material Trademark Licenses and Patent Licenses (including, without limitation, material Trademark Licenses for registered Trademarks and material Patent Licenses for registered Patents) to which such Grantor is a party on the date hereof.

                  (b) On the date hereof, each patent, patent application, trademark registration and trademark application of such Grantor set forth on
Schedule 6 is valid, subsisting, unexpired and enforceable, and has not been abandoned, and, to the best of each Grantor's knowledge, does not infringe the intellectual property rights of any other Person, in each case except in any respect that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (c) To the knowledge of each Grantor, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property set forth on Schedule 6 in any respect that could reasonably be expected to have a Material Adverse Effect.

                  (d) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property set forth on Schedule 6 or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a Material Adverse Effect.

                  4.10 Vehicles. The aggregate book value of all Vehicles owned by all Grantors is less than $50,000.

                              SECTION 5. COVENANTS

                  Each Grantor other than the Parent (and, solely with respect to subsections 5.7(a) and (b), the Parent) covenants and agrees with the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

                  5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement; provided that in no event shall any Excluded Equity Interests be required to be pledged hereunder.

                  5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring against business interruption and insuring such Grantor's Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Collateral Agent and (ii) to the extent requested by the Collateral Agent, insuring such Grantor, the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders.

                  (b) All such insurance shall (i) provide that the insured shall make commercially reasonable efforts to give at least 30 days' prior written notice to the Collateral Agent before any cancellation, material reduction in amount or material change in coverage thereof shall be effective,
(ii) name the Collateral Agent and the Canadian Administrative Agent (and the Lenders in respect of any Quebec coverages) as their interests may appear, as insured party or loss payee and, with respect to Canadian coverages, contain the standard mortgage clause by the insurer (in the form approved by the insurance bureau of Canada) that any loss thereunder shall be payable to the Collateral Agent and the Canadian Administrative Agent (and the Lenders in respect of any Quebec coverages), as applicable, (iii) if reasonably requested by the Collateral Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Collateral Agent.

                  (c) The Company shall deliver to the Collateral Agent and the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Company's audited annual financial statements and such supplemental reports with respect thereto as the Collateral Agent may from time to time reasonably request.

                  5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

                  5.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement in such Grantor's Collateral as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) Such Grantor will furnish to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver for filing or recordation, as applicable, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

                  5.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of (a) all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location of which Inventory or Equipment shall be kept:

                  (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5 (other than (A) Inventory or Equipment being conveyed, sold, leased, assigned, transferred or otherwise disposed of as permitted by the Credit Agreement and (B) mobile goods);

                  (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.3; or

                  (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading.

                  5.6 Notices. Such Grantor will advise the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders promptly, in reasonable detail, of (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

                  (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

                  5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders, hold the same in trust for the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations. Notwithstanding anything to the contrary in this Section 5.7(a), in no event shall any Excluded Equity Interests be required to be pledged hereunder.

                  (b) Without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction permitted by the

Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof. It is understood that nothing in this
Section 5.7(b) shall prohibit any Grantor from entering into any agreement providing for a sale or disposition of any Investment Property that is permitted under the Credit Agreement and, prior to the consummation of such sale or disposition, is made subject to the rights of the Collateral Agent hereunder.

                  (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

                  5.8 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable unless such extensions, compromises, settlements, releases, credits, discounts, amendments, supplements or modifications could not reasonably be expected to materially adversely affect the value of the Receivables constituting Collateral taken as a whole.

                  (b) Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

                  5.9 Contracts. Such Grantor will perform and comply in all material respects with all its obligations under the Contracts.

                  5.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) will not knowingly do any act that uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                  (b) Such Grantor will notify the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United

States Copyright Office or any court or tribunal in the United States) regarding such Grantor's ownership of, or the validity of, any Intellectual Property or such Grantor's right to register the same or to own and maintain the same, except in each case in which such Grantor has reasonably determined that any of the foregoing is not of material economic value to it.

                   (c) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any material Intellectual Property owned by such Grantor with the United States Patent and Trademark Office or the United States Copyright Office, such Grantor shall report such filing to the Collateral Agent within 30 days after the last day of the fiscal year in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                  (d) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property owned by such Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, except in each case in which such Grantor has reasonably determined that any of the foregoing is not of material economic value to it.

                  (e) In the event that any Intellectual Property owned by such Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall, unless such Grantor has reasonably determined that such Intellectual Property is not of material economic value to it, promptly notify the Collateral Agent after it learns thereof and take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property, including suing for infringement, misappropriation or dilution, seeking injunctive relief where appropriate and recovering any and all damages for such infringement, misappropriation or dilution.

                         SECTION 6. REMEDIAL PROVISIONS

                  6.1 Certain Matters Relating to Receivables. (a) The Collateral Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications. At any time and from time to time, upon the Collateral Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                   (b) The Collateral Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Collateral Agent's direction and control, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Lenders only as provided in Section , and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                   (c) At the Collateral Agent's request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

                  6.2 Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

                  (b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Collateral Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Collateral Agent.

                  (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender of any payment relating thereto, nor shall the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent's intent to exercise its corresponding rights pursuant to Sections 6.1(b) and 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                  (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Collateral Agent may determine, as provided in
Section 6.5, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral

Agent. In addition, and without limitation of the foregoing, each Grantor hereby authorizes and instructs each Issuer of any Investment Property consisting of Uncertificated Securities (including the Pledged Interests) pledged by such Grantor hereunder to comply with any instruction (as defined in Section 8-102 of the New York UCC) issued to such Issuer by the Collateral Agent with respect to all or any part of such Uncertificated Securities without further consent by any Grantor.

                  6.4 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Lenders specified in
Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, and the Collateral Agent shall have instructed the Grantor to do so, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

                  6.5 Application of Proceeds. At such intervals as may be agreed upon by the Company and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Collateral Agent may elect, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the Company or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

                  6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the

Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  6.7 Private Sales. (a) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock and Pledged Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock or Pledged Interests for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (b) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock and Pledged Interests pursuant to this
Section valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral

Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

                  6.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor (other than the Parent) shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any Lender to collect such deficiency.

                         SECTION 7. THE COLLATERAL AGENT

                  7.1 Collateral Agent's Appointment as Attorney-in-Fact, etc.
(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                  (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                  (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iv) execute, in connection with any sale provided for in
         Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate;
         (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

         Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1 shall be payable by such Grantor to the Collateral Agent on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  7.2 Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders hereunder are solely to protect the Collateral Agent's, the Administrative Agent's, the Canadian Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender to exercise any such powers. The Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  7.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                  7.4 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

                  8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Credit Agreement.

                  8.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Collateral Agent given in accordance with subsection 10.2 of the Credit Agreement.

                  8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Collateral Agent, the Administrative Agent and the Canadian Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel toeach of the Collateral Agent, the Administrative Agent and the Canadian Administrative Agent.

                  (b) Each Guarantor agrees to pay, and to save the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay not caused by the Administrative Agent, the Canadian Administrative Agent or the Lenders in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) Each Guarantor agrees to pay, and to save the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

                  (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

                  8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement (except in transactions permitted under subsection 7.5 of the Credit Agreement) without the prior written consent of the Collateral Agent.

                  8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and each Lender, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any amount becoming due and payable by such Grantor hereunder (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or such Lender to or for the credit or the account of such Grantor. The Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and each Lender agrees promptly to notify such Grantor after any such set-off and the application made by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies provided by law (including, without limitation, other rights of set-off) which the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or such Lender may have.

                  8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

                  8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages; provided that any such waiver shall not apply with respect to claims arising from the gross negligence or willful misconduct of the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or any Lender.

                  8.13 Acknowledgements. Each Grantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) neither the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

                  8.14 Additional Grantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to subsection 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

                  8.15 Releases. (a) At such time as the Loans and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral and, if such Collateral is held by the Collateral Agent hereunder, deliver such Collateral to such Grantor or as such Grantor shall otherwise direct. At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

                  8.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  8.17 Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars or Canadian Dollars into another currency, the parties hereto agree, to the fullest extent that they may legally and effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent, the Administrative Agent or the Canadian Administrative Agent, as the case may be, could purchase Dollars or Canadian Dollars, as the case may be, with such other currency in New York, New York or Toronto, Canada, as the case may be, on the Business Day immediately preceding the day on which final judgment is given.

                  (b) The obligation of each Grantor in respect of any sum due to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent, any Lender or any Issuing Bank hereunder in Dollars shall, to the extent permitted by applicable law, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent, such Lender or such Issuing Bank may in accordance with normal banking procedures purchase Dollars in the amount originally due to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent, such Lender or such Issuing Bank with the judgment currency. If the amount of Dollars so purchased is less than the sum originally due to the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent, such Lender or such Issuing Bank, the applicable Grantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Collateral Agent, the Administrative Agent, the Canadian Administrative Agent, such Lender or such Issuing Bank against the resulting loss.

                  (c) The obligation of each Grantor in respect of any sum due to the Collateral Agent, the Canadian Administrative Agent, the Administrative Agent, any Canadian Revolving Credit Lender or any Issuing Bank hereunder in Canadian Dollars shall, to the extent permitted by applicable law, notwithstanding any judgment in a currency other than Canadian Dollars, be discharged only to the extent that on the Business Day following receipt of any sum adjudged to be so due in the judgment currency the Collateral Agent, the Canadian Administrative Agent, the Administrative Agent, such Canadian Revolving Credit Lender or such Issuing Bank may in accordance with normal banking procedures purchase Canadian Dollars in the amount originally due to the Collateral Agent, the Canadian Administrative Agent, the Administrative Agent, such Canadian Revolving Credit Lender or such Issuing Bank with the judgment currency. If the amount of Canadian Dollars so purchased is less than the sum originally due to the Collateral Agent, the Canadian Administrative Agent, the Administrative Agent, such Canadian Revolving Credit Lender or such Issuing Bank, each Grantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Collateral Agent, the Canadian Administrative Agent, the Administrative Agent, such Canadian Revolving Credit Lender or such Issuing Bank against the resulting loss.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                             GENERAL CHEMICAL INDUSTRIAL
                                             PRODUCTS INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             GENERAL CHEMICAL (SODA ASH) INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             GENERAL CHEMICAL INTERNATIONAL INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             NEW HAMPSHIRE OAK, INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             THE CHASE MANHATTAN BANK,
                                             as Collateral
                                             Agent

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                           ACKNOWLEDGEMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of April 30 , 1999 (the "Agreement"), made by the Grantors parties thereto for the benefit of The Chase Manhattan Bank, as Collateral Agent. The undersigned agrees for the benefit of the Collateral Agent, on behalf of the Administrative Agent and the Canadian Administrative Agent for the ratable benefit of the Lenders, as follows:

         1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

         3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Sections 6.3(c) or 6.7 of the Agreement.

                                       [NAME OF ISSUER]

                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       Address for Notices:

                                         ------------------------------------

                                         ------------------------------------

                                         ------------------------------------

                                         Fax:

Date:
     ----------------------

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

                  ASSUMPTION AGREEMENT, dated as of ________________, ____, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (in such capacity, the "Collateral Agent") for the Administrative Agent (for the benefit of the Revolving Credit Lenders) and the Canadian Administrative Agent (for the benefit of the Canadian Revolving Credit Lenders), for the ratable benefit of the Lenders under the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, General Chemical Industrial Products Inc. (the "Company"), General Chemical Canada Ltd. (the "Canadian Borrower"), the banks and other financial institutions from time to time parties thereto (the "Lenders"), The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the Revolving Credit Lenders (as defined therein), and The Chase Manhattan Bank of Canada, as Canadian Administrative Agent (in such capacity, the "Canadian Administrative Agent") for the Canadian Revolving Credit Lenders (as defined therein) have entered into the Credit Agreement, dated as of April 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, the Company and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of April 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Collateral Agent for the benefit of the Lenders;

                  WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                     [ADDITIONAL GRANTOR]

                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement


                            Supplement to Schedule 1

                            Supplement to Schedule 2

                            Supplement to Schedule 3

                            Supplement to Schedule 4